UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 10, 2017

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “BioTime,” “we” or “us” refer to BioTime, Inc.

Section 5 – Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Grant of Stock Options by Subsidiary AgeX Therapeutics, Inc.

On October 10, 2017, BioTime’s majority-owned subsidiary AgeX Therapeutics, Inc. (“AgeX”) granted to Michael D. West, our Co-Chief Executive Officer who also serves as Chief Executive Officer of AgeX, 660,000 options to purchase shares of AgeX common stock under the AgeX 2017 Equity Incentive Plan (the “Incentive Plan”) approved by the AgeX Board of Directors (the “AgeX Board”). The exercise price of the options is $2.00 per share, which the AgeX Board determined to be the fair market value of a share of AgeX common stock on the date of grant in accordance with the Incentive Plan. The options shall vest and thereby become exercisable as follows: one-third of the options shall vest on August 17, 2018, and the balance of the options shall vest in 24 equal monthly installments thereafter, in each case based upon Dr. West’s continued service as an executive officer, employee, or director of AgeX through the applicable vesting date. To the extent not exercised, the options shall expire ten years from the date of grant. The options shall be incentive stock options to the extent permitted by Section 422 of the Internal Revenue Code.

The grant of stock options to Dr. West was also approved by the Compensation Committee of BioTime’s Board of Directors.

Summary of the AgeX Equity Incentive Plan

The Incentive Plan was approved by the AgeX Board on July 9, 2017 and is subject to approval by the AgeX stockholders. The Incentive Plan permits AgeX to grant “Awards,” that may consist of stock options, the grant or sale of restricted stock (“Restricted Stock”), stock appreciation rights (“SARs”), or hypothetical units issued with reference to AgeX common stock (“Restricted Stock Units”), for up to 4,000,000 shares of AgeX common stock. Awards may be granted under the Incentive Plan to employees, directors, and consultants of AgeX and its subsidiaries, including also subsidiaries that AgeX may form or acquire in the future. The Incentive Plan will be administered by the AgeX Board or by a committee authorized by the AgeX Board (the “Committee”), which will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

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Awards may “vest” on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the AgeX Board or the Committee. The AgeX Board or the Committee, in its discretion, may accelerate the vesting of an Award after the date of grant. An Award will “vest” when it becomes exercisable by the grantee or when restrictions on forfeiture of the Award lapse.

No person shall be granted, during any one year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or Restricted Stock Units with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the AgeX Board, and no Award may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to employees of AgeX and its subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market value of AgeX common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of AgeX stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of AgeX common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of AgeX common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in AgeX common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the AgeX Board or the Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the AgeX Board or the Committee, which will generally be three months, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the previously determined expiration date of the option.

The number of shares covered by the Incentive Plan, and the number of shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by AgeX.

Restricted Stock and Restricted Stock Units

In lieu of granting options, AgeX may enter into agreements under which the Award recipient may purchase or otherwise acquire Restricted Stock or Restricted Stock Units subject to such vesting, transfer, and repurchase terms and restrictions as the AgeX Board or the Committee may determine. AgeX may permit employees or consultants who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. AgeX may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

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The AgeX Board or the Committee may require that Restricted Stock shall be held by AgeX or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which AgeX has not received payment may be forfeited to AgeX, or AgeX may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set by the AgeX Board or the Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by AgeX for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the AgeX Board or the Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the AgeX Board or the Committee, in common stock having a fair market value equal to the amount of such dividends, if applicable, upon the lapse or release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of Restricted Stock Units shall be determined by the AgeX Board or the Committee. No common stock shall be issued at the time a Restricted Stock Unit is granted, and AgeX will not be required to set aside a fund for the payment of any such Award. A recipient of Restricted Stock Units shall have no voting rights with respect to the Restricted Stock Units. Upon the expiration of the restrictions applicable to a Restricted Stock Unit, AgeX will either issue to the recipient, without charge, one share of common stock per Restricted Stock Unit or cash in an amount equal to the fair market value of one share of common stock.

At the discretion of the AgeX Board or the Committee, each Restricted Stock Unit (representing one share of AgeX common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by AgeX for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the AgeX Board or the Committee. Dividend Equivalents credited to a recipient’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the AgeX Board or the Committee, in common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the Restricted Stock Unit. If a Restricted Stock Unit is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the AgeX Board or the Committee, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a share of common stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free standing SARs or in tandem with options, and with such terms and conditions as the AgeX Board or the Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR will be determined by the AgeX Board or the Committee, but shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

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Withholding

To the extent provided by the terms of an Award Agreement or as may be approved by the AgeX Board or the Committee, an optionee or recipient of an Award of Restricted Stock, Restricted Stock Units, or an SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to AgeX’s right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing AgeX to withhold shares of common stock from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to AgeX previously owned and unencumbered shares of AgeX common stock.

Changes in Shares Under the Incentive Plan

In the event of changes in the outstanding common stock or in AgeX’s capital structure by reason of any stock dividend or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as a recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Incentive Plan, and the maximum number of shares subject to all Awards under the Incentive Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of shares or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the AgeX Board or the Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified options within the meaning of Section 409A of the Code, and that adjustments or substitutions of Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not cause AgeX to be denied a tax deduction on account of Section 162(m) of the Code.

Restrictions on Transfers of Options

Under the Incentive Plan, stock options may be transferred to a limited class of defined “Permitted Transferees,” such as the option holder’s immediate family members, family trusts and family controlled companies, if permitted by the AgeX Board or the Committee. In addition, options may be transferred to a securities broker/dealer to exercise the options on the option holder’s behalf as a means of the option holder obtaining the funds needed to exercise the option, provided that the fair market value of the shares being acquired exceeded the exercise price of the option at the close of the market on the trading day preceding the exercise date.

Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without shareholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of AgeX common stock. The fair market value will generally be determined by the AgeX Board, but if AgeX common stock becomes publicly traded, the fair market value will be the closing price of AgeX common stock on a national securities exchange or inter-dealer quotation system on which the common stock is traded.

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Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by AgeX to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by AgeX using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description

10.1	AgeX Therapeutics, Inc. 2017 Equity Incentive Plan

10.2	Form of AgeX Therapeutics, Inc. Stock Option Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: October 16, 2017	By:	/s/ Russell Skibsted
Chief Financial Officer

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